UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

Talk America Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26728 (Commission File Number)	23-2827736 (I.R.S. Employer Identification No.)

12020 Sunrise Valley Drive, Suite 250, Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

(703) 391-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)     On February 17, 2005, Registrant’s Compensation Committee approved the amount of the cash bonuses to be paid to Registrant’s employees, including Registrant’s executive officers, based on Registrant’s performance in its year ended December 31, 2004. The respective 2004 bonuses approved for those persons who were executive officers of Registrant during 2004 (and the capacity in which they served in 2004) were as follows:

Gabriel Battista (Executive Chairman of the Board of Directors)	$1,000,000
Edward B. Meyercord, III (Chief Executive Officer and President)	$310,000
Aloysius T. Lawn IV (Executive Vice President - General Counsel)	$136,400
Warren A. Brasselle (Executive Vice President - Network Operations)	$124,000
Jeffrey Earhart (Executive Vice President - Customer Operations)	$124,000
Timothy Leonard (Chief Information Officer)	$124,000
David Zahka (Chief Financial Officer)	$124,000
Thomas Walsh (Senior Vice President - Finance)	$86,800

The bonuses were determined in accordance with the provisions of the previously adopted bonus programs (for Mr. Battista and for the management group other than Mr. Battista) for 2004, which were described and reported in Registrant’s proxy statement for its 2004 annual meeting of stockholders as filed with the Securities and Exchange Commission on April 8, 2004, a copy of which summary description is included as Exhibit 10.1 hereto. In determining and approving the final bonuses, the Compensation Committee relied on Registrant’s actual operating results that were determined on a basis consistent with the determination of the operating plan that included the target revenue and net income amounts for the bonus programs, which did not give effect to any changes that might result from the previously reported ongoing analysis and review by Registrant of its accounting for certain items and determination of whether some of these items should have been recorded in earlier periods. As previously described and reported, Mr. Battista’s bonus program for 2004 provided for up to $500,000 in additional bonus based on certain subjective measures; the Compensation Committee approved payment of $380,000 under this discretionary component, which is included in Mr. Battista’s aggregate amount set forth above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

10.1     Copy of 2004 Bonus Program Summary Description included in Registrant’s 2004 Annual Meeting Proxy Statement, dated April 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005	TALK AMERICA HOLDINGS, INC. By: /s/ Aloysius T. Lawn IV Name: Aloysius T. Lawn IV Title: Executive Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number  Description

10.1     Copy of 2004 Bonus Program Summary Description included in Registrant’s 2004 Annual Meeting Proxy Statement, dated April 5, 2004.